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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2002



                               GSI COMMERCE, INC.
             (Exact name of registrant as specified in its charter)



                     Delaware                            0-16611                                 04-2958132
         (State or other jurisdiction of         (Commission File Number)           (IRS Employer Identification Number)
                  incorporation)


                                1075 First Avenue
                            King of Prussia, PA 19406
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (610) 265-3229


                               Global Sports, Inc.
          (Former Name or former address, if changed since last report)

                            -----------------------



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Item 7.    Financial Statements and Exhibits.

This Amendment No. 1 of Current Report on Form 8-K/A amends Item 7 of the Current Report on Form 8-K dated March 14, 2002 and filed March 27, 2002.

(a)      Financial Statements of Business Acquired.

         (i) Historical financial statements of Ashford.com, Inc. (A) as of March 31, 2001 and 2000 and for each of the two years ended March 31, 2001 and 2000 and the period from inception (March 6, 1998) through March 31, 1999 (audited), and (B) as of December 31, 2001 and for the nine months ended December 31, 2001 and 2000 (unaudited). Copies of such financial statements are attached hereto as Exhibit 99.1.

(b)      Pro Forma Financial Information

         (i) Pro forma combined statements of operations of the registrant and Ashford.com, Inc. for the three months ended March 30, 2002 and for the fiscal year ended December 29, 2001 (unaudited). A copy of such financial information is attached hereto as Exhibit 99.2.

(c)      Exhibits

 Number       Title
 ------       -----
  23.1        Consent of Arthur Andersen LLP.

  99.1 Historical financial statements of Ashford.com, Inc. (A) as of March 31, 2001 and 2000 and for each of the two years ended March 31, 2001 and 2000 and the period from inception (March 6, 1998) through March 31, 1999 (audited), and (B) as of December 31, 2001 and for the nine months ended December 31, 2001 and 2000 (unaudited).

  99.2 Pro forma combined statements of operations of the registrant and Ashford.com, Inc. for the three months ended March 30, 2002 and for the fiscal year ended December 29, 2001 (unaudited).

                                        2.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Global Sports, Inc.

Dated:  May 24, 2002                  By: /s/ Jordan M. Copland
                                          --------------------------------------
                                          Jordan M. Copland
                                          Executive Vice President and
                                          Chief Financial Officer

                                       3.

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                                INDEX TO EXHIBITS
                                -----------------

         23.1     Consent of Arthur Andersen LLP.

         99.1 Historical financial statements of Ashford.com, Inc. (A) as of March 31, 2001 and 2000 and for each of the two years ended March 31, 2001 and 2000 and the period from inception (March 6, 1998) through March 31, 1999 (audited), and (B) as of December 31, 2001 and for the nine months ended December 31, 2001 and 2000 (unaudited).

         99.2 Pro forma combined statements of operations of the registrant and Ashford.com, Inc. for the three months ended March 30, 2002 and for the fiscal year ended December 29, 2001 (unaudited).

                                       4.